Exhibit 99.1

Legacy Acquisition Corp. Announces Continuing

Negotiations of a PIPE Financing and Amendments to the Share Exchange Agreement

Reaffirms Intention to Pursue Acquisition of the Blue Impact Business

(New York, NY) – May 21, 2020 – Legacy Acquisition Corp. (NYSE: “LGC”) (“Legacy”), a publicly-traded Special Purpose Acquisition Company, announced today that, following approval of its stockholders of the extension of the deadline for Legacy to complete a business combination, it is continuing to negotiate the terms of a potential PIPE Financing pursuant to Rule 506(c) of Regulation D of the Securities Act of 1933, as amended, and amendments to the Share Exchange Agreement related to Legacy’s proposed business combination transaction with the Blue Impact business, a digital-first, intelligent and integrated, global advertising & marketing services group (the “Blue Impact business”). The terms of the proposed business combination transaction as contemplated by the Share Exchange Agreement have not yet been amended and are pending the conclusion of such negotiations. Legacy previously announced the Amended and Restated Share Exchange Agreement, dated as of December 2, 2019, as amended by that First Amendment to the Amended and Restated Share Exchange Agreement dated as of March 13, 2020 (the “Share Exchange Agreement”), by and between Legacy and Blue Valor Limited, a company incorporated in Hong Kong (the “Seller”) and an indirect, wholly-owned subsidiary of BlueFocus Intelligent Communications Group Co. Ltd., pursuant to which Legacy will purchase all of the issued and outstanding shares of a wholly-owned subsidiary of Seller, which subsidiary is a holding company organized in the Cayman Islands, that will hold the Blue Impact business as of closing.

Important Information About the Business Combination and Warrant Amendments and Where to Find It

In connection with the business combination contemplated by the Share Exchange Agreement (the “Business Combination”), Legacy filed a definitive proxy statement on Schedule 14A (the “Business Combination Proxy”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2020. In connection with the solicitation of the registered holders of Legacy’s public warrants to consent to proposed amendments to Legacy’s Warrant Agreement (the “Warrant Amendments”), Legacy filed a definitive consent solicitation statement on Schedule 14A (the “Warrant Consent Solicitation”) with the SEC on May 15, 2020. Legacy’s stockholders and other interested persons are advised to read the Business Combination Proxy and the Warrant Consent Solicitation, as well as any amendments thereto and other relevant materials to be filed with the SEC, respectively, in connection with the Business Combination and the Warrant Amendments, including documents incorporated by reference therein, as these materials contain important information with respect to the Business Combination and the Warrant Amendments. The definitive proxy statement and other relevant materials for the Business Combination were mailed to stockholders of Legacy as of March 20, 2020 and April 6, 2020, respectively. The definitive proxy statement and other relevant materials for the Warrant Amendments were mailed to warrant holders of Legacy as of March 20, 2020. Warrant holders and stockholders are also able to obtain copies of the Business Combination Proxy and the Warrant Consent Solicitation, as well as other documents filed with the SEC incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the Business Combination and consents from Legacy’s warrant holders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in the Business Combination Proxy filed with the SEC on March 31, 2020 and the Warrant Consent Solicitation filed with the SEC on May 15, 2020, and in Legacy’s proxy statement for its 2019 Annual Meeting that was filed with the SEC on November 22, 2019 and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

The Seller, Blue Focus Intelligent Communications Group, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are included in the Business Combination Proxy.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the intention to negotiate a PIPE Financing and amendments to the Share Exchange Agreement, as well as the pursuit of the Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Share Exchange Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Share Exchange Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the Share Exchange Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed Business Combination; (10) the ability of the Blue Impact business to ameliorate or otherwise mitigate its existing material weaknesses and any material weaknesses in internal control over financial reporting or significant deficiencies that may be identified in the future; (11) the uncertainties regarding the impact of COVID-19 on the Blue Impact business and the completion of the Business Combination; and (12) other risks and uncertainties indicated from time to time in the Business Combination Proxy and the Warrant Consent Solicitation, in each case, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exhaustive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Investors:

Jacques Cornet

ICR

Jacques.cornet@icrinc.com

Media:

Phil Denning

ICR

Phil.denning@icrinc.com